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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                             NOVEMBER 30, 1999
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                             THEGLOBE.COM, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                      0-25053                    14-1782422

  (State or other          (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                           Identification
 incorporation or                                               Number)
   organization)

                                120 BROADWAY
                          NEW YORK, NEW YORK 10271

                  (Address of principal executive offices)
                               (212) 894-3600

            (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Effective November 30, 1999, Jump Acquisition LLC ("Acquisition Sub"), a Delaware limited liability company and wholly-owned subsidiary of
theglobe.com, inc., a Delaware corporation ("theglobe"), acquired (the "Purchase") all of the assets of Webjump.com, a web hosting property catering primarily to businesses and professional webmasters, from Infonent.com, Inc., a Delaware corporation ("Infonent"). The Purchase was effected pursuant to an Agreement of Purchase and Sale, dated as of November 30, 1999, by and among theglobe, Acquisition Sub, Infonent and certain stockholders of Infonent (the "Purchase Agreement").

     The consideration paid by theglobe in connection with the Purchase consisted of:

     o the issuance by theglobe of 1,104,972 newly issued shares of its common stock, par value $.001 per share (the "Common Stock"), based upon a $12.5 million purchase price divided by the average closing price of the Common Stock as reported on the Nasdaq National Market for a period preceding the effective date of Purchase; and

     o an additional $12.5 million payable in newly issued shares of Common Stock, contingent upon the attainment by the Webjump.com property of certain performance targets on or prior to November 30, 2000.

     The assets of Webjump.com acquired as a result of the Purchase consisted of data, intellectual property and other physical property used in connection with the operation of Webjump.com's web hosting property. theglobe intends to use the assets acquired to expand its own web hosting operations; provided that changing business conditions or strategic plans may lead to changes in such operations in the future.

     The Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. theglobe issued a press release on December 1, 1999 relating to the Purchase. The press release is filed as an exhibit to this Current Report on Form 8-K and are incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Not Required

     (c) Exhibits

2.1 Agreement of Purchase and Sale dated as of November 30, 1999 by and among theglobe.com, inc., Jump Acquisition LLC, Infonent.com, Inc. and certain stockholders thereof.

99.1 Text of Press Release, dated December 1, 1999, issued by theglobe.com, inc.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: December 15, 1999.



                                            theglobe.com, inc.



                                            By: /s/ Francis T. Joyce
                                                ---------------------------
                                                Name:  Francis T. Joyce
                                                Title: Vice President and
                                                       Chief Financial Officer


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                               EXHIBIT INDEX


     Exhibit                                 Description
     -------                                 -----------

       2.1 Agreement of Purchase and Sale dated as of November 30, 1999 by and among theglobe.com, inc., Jump Acquisition LLC, Infonent.com, Inc. and certain stockholders thereof.

      99.1 Text of Press Release, dated December 1, 1999, issued by theglobe.com, inc.